WCOLLECT.COM, INC.

General Information
1-800-730-5505
Investor Relations
1-877-608-1611
Media & PR
1-888-761-8887

info@wcollect.com
www.wcollect.com

9107 Wilshire Boulevard, Suite 650
Beverly Hills, CA 90210
(310) 275-8080

1520 Spruce St.
Suite 708
Philadelphia, PA
USA 19102
Tel: (215) 875-0111
Fax: (215) 875-0112

7th Floor
1201 West Pender St.
Vancouver, BC
Canada V6E 2V2
Tel: (604) 683-8556
Fax: (604) 683-8554


This is a Letter of Understanding, dated this 03 day of August, 1999.

BETWEEN:
Cortez Capital Inc.
c/o Bob Cabral
#36 - 1386 Nicola Street
Vancouver, B.C.  V6G 2G2

AND:
WCollect.Com, Inc.
7th Floor, 1201 West Pender Street
Vancouver, BC  V6E 2V2


We are pleased to have you join us at WCollect.Com, Inc. Please allow this to act as a Letter of Intent under the following conditions:

1.	You will be an independent contractor for WCollect for a 90
day term of US$10,000 per month, effective the 01 day of August, 1999. Both Cortez Capital Inc. and WCollect.Com, Inc.
may elect to terminate this contract with or without cause at any time during the first 90 days with 30 days written notice.
 The terms and conditions provided in the "Confidentiality Agreement" dated August 3, 1999 shall apply regardless of the reason(s) for termination.

2.	Upon favourable review an extension of the contract may be
granted for a further period of 12 months from the end of the 90 day period.

3.	Payments will be made on a monthly basis as follows:  A 50%
advance at the beginning of each month and the monthly balance of the invoice amount will be paid by the 15th day of each month.

4.	In addition, WCollect is finalizing a qualified incentive
stock option program and employee benefits plan. Upon finalization the Option and Benefits plans will be made available to you.

5.	Duties:

Consultant, providing:

a)    Business plan
b)    Financial plan
c)    Strategic planning support at direction of CEO and CFO
d)    Co-ordinate with Mercury Capital - weekly new releases as
      required.
     (ie. Oversee all public releases issued by Mercury Capital)
e)    Assist with 10SB and Audit
f)    Back End Logistics      - organisation structure
                              - offshore merchant
                              - L.A. office transition

6.	Public Announcements concerning Bob Cabral's involvement with
WCollect will state that he is acting as a consultant for the first three months.

WCOLLECT.COM, INC.

General Information
1-800-730-5505
Investor Relations
1-877-608-1611
Media & PR
1-888-761-8887

info@wcollect.com
www.wcollect.com

9107 Wilshire Boulevard, Suite 650
Beverly Hills, CA 90210
(310) 275-8080

1520 Spruce St.
Suite 708
Philadelphia, PA
USA 19102
Tel: (215) 875-0111
Fax: (215) 875-0112

7th Floor
1201 West Pender St.
Vancouver, BC
Canada V6E 2V2
Tel: (604) 683-8556
Fax: (604) 683-8554


Signed and witnessed this 3 day of August, 1999.
                          -        ------

WCollect.Com, Inc.

\s\ Stewart Irvine
------------------------------------
Stewart Irvine, President and C.E.O.

---------------------------------------------------------------


If you are in agreement with the above terms please sign below as acknowledgement and acceptance of those terms.


Acknowledged and Accepted this 3 day of August, 1999.
                               -        ------

\s\ Robert Cabral                    CORTEZ CAPITAL CORP.
----------------------------------   --------------------
Independent Consultant's Signature   Consultant's name (Please print)